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                                                                   EXHIBIT 10.9

                            LEASE AMENDING AGREEMENT

This agreement ("Agreement") dated as of and effective from November 1, 1990,

BETWEEN:

                  THE PRUDENTIAL ASSURANCE COMPANY LIMITED,

                  ("Landlord")

                                                                    FIRST PARTY,

                                     - and -

                  GEAC CANADA LIMITED,
                  a company incorporated under the laws of Canada,

                  ("Tenant")

                                                                   SECOND PARTY,

                                     - and -

                  GEAC COMPUTER CORPORATION LIMITED,
                  a company incorporated under the laws of Canada,


                  ("Indemnifier")


                                                                    THIRD PARTY.

RECITALS:

A. By a lease dated February 28, 1989, the Landlord's predecessor-in-interest, Guarsel Partnership, leased to the Tenant certain office premises (the "Leased Premises") having a Rentable Area of 25,286 square feet and a Useable Area of 24,427 square feet (which Rentable Area and Useable Area have been certified by the Architect in accordance with Schedule "D" of the lease, and which Architect's Certificate is dated January 23, 1989, and is attached to the lease as Appendix "B") as shown outlined in red in the approximate location on the plan attached to the lease as Schedule "B", for and during a term (the "Term") of ten (10) years, commencing on May I, 1989 (the "Commencement Date"), and expiring on April 30, 1999, and which Leased Premises comprise the total third floor of the building (the "Building") having the present municipal address of 11 Allstate Parkway, Markham, Ontario;

B. By a lease amending agreement dated September 15, 1989, the Tenant was given a licence to use certain storage area (the "Storage Area") in the basement level of the Building in an area designated by the Landlord comprising approximately 393 square feet, for a period commencing July 1, 1989, and expiring on the last day of the term of the lease, including any renewals, in accordance with the provisions of Schedule "J" annexed to the lease amending agreement, solely for the purpose of storage of those items permitted under Schedule "J";

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                                      -2-

C. The lease and the lease amending agreement are, unless otherwise indicated herein to the contrary, collectively referred to in this Agreement as the "Lease"; and

D. In connection with the use and occupation by the Tenant of the Leased Premises, the Tenant has requested, and the Landlord has agreed to give the Tenant, a licence to use certain additional basement storage area (the "Additional Storage Area") containing an area of approximately Two Thousand Two Hundred (2,200) square feet, in the approximate location shown crosshatched in green on Schedule "Kl" attached to this Agreement, and the Parties have agreed to amend the Term of the Lease.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of this Agreement, the sum of One Dollar ($1.00), the receipt and sufficiency of which is hereby acknowledged), and other good and valuable consideration, the Parties hereto do hereby covenant and agree with each other as follows:

1. The Parties hereby acknowledge, confirm and agree that the foregoing recitals are true in substance and in fact, and form part of this Agreement.

2. The Tenant desires to use certain additional basement level storage area in the Building and in this respect the Lease is amended as of November 1, 1990, as follows:

     (a) A new Section 1.01B is added to the Lease in the following form:

         "SECTION 1.01B            ADDITIONAL STORAGE AREA

         The use and occupation by the Tenant of the Leased Premises includes the use of certain additional storage area (the "Additional Storage Area") in the basement level of the Building, in the approximate location shown crosshatched in green on Schedule "K 1" attached hereto, comprising approximately Two Thousand Two Hundred (2,200) square feet, for a period commencing on November 1, 1990, and expiring on the last day of the Term of this Lease, including any renewals, (the "Additional Storage Area Term") in accordance with the provisions of Schedule "K" annexed to this Lease and only for the purpose of those items permitted under Schedule "K"."

     (b) Schedule "K" attached to this Agreement is hereby attached to and forms part of the Lease as Schedule "K".

3. Retroactive to the Commencement Date, the word and figure "May 31" in lines 1 and 2 of Section 2.02(d) of the Lease are deleted and replaced with the word and figure "April 30".

4. The Parties confirm that in all other respects the terms, covenants and conditions of the Lease remain unchanged and in full force and effect, except as modified by this Agreement. It is understood and agreed that all terms and expressions, when used in this Agreement, unless a contrary intention is expressed herein, have the same meaning as they have in the Lease.

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                                      -3-

5. This Agreement shall enure to the benefit of and be binding upon the Parties hereto, the successors and assigns of the Landlord and the permitted successors and permitted assigns of the Tenant.

6. Continuing Indemnity - For greater certainty, and acknowledging the consideration aforesaid, the Indemnifier agrees to the terms of this Agreement and confirms its continuing agreement to indemnify the Landlord with respect to all undertakings, terms, covenants, conditions and provisions to be observed by the Tenant pursuant to the Lease and this Agreement.

IN WITNESS WHEREOF the Parties hereto have duly executed this Agreement as of the day and year first above written, by affixing their respective corporate seals under the hands of their proper signing officers duly authorized in that behalf.

SIGNED, SEALED AND DELIVERED            THE PRUDENTIAL ASSURANCE COMPANY LIMITED
In the presence of                      COMPANY LIMITED               (Landlord)

                                        Per:  "Peter Andrews"
                                            ------------------------------------
                                            Authorized Signing Officer

                                        Per:  "Howard A. Lee"
                                            ------------------------------------
                                            Authorized Signing Officer


                                        GEAC CANADA LIMITED             (Tenant)

                                        Per:  "Shelley R. Isenberg"
                                            ------------------------------------
                                            Authorized Signing Officer

                                        Per:
                                            ------------------------------------
                                            Authorized Signing Officer

                                        GEAC COMPUTER CORPORATION  (Indemnifier)
                                        LIMITED

                                        Per:  "Shelley R. Isenberg"
                                            ------------------------------------
                                            Authorized Signing Officer

                                        Per:
                                            ------------------------------------
                                            Authorized Signing Officer




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                                  SCHEDULE "K"

TENANT:     GEAC CANADA LIMITED

STORE NO.:  228

DATE:       AS OF AND EFFECTIVE FROM NOVEMBER 1, 1990

                             ADDITIONAL STORAGE AREA

1. The use and occupation by the Tenant of the Leased Premises includes (except as qualified herein), a licence to use certain additional storage area (the "Additional Storage Area"), for the period commencing November 1, 1990, and expiring on the last day of the initial Term of this Lease, including any renewals (the `Additional Storage Area Term"), containing approximately Two Thousand Two Hundred (2,200) square feet in the approximate location shown crosshatched in green on Schedule "K1" attached hereto, solely for the purpose of storage of those items permitted to be used in the Leased Premises pursuant to this Lease. The Tenant covenants and agrees that the Additional Storage Area is to be used only for the purpose as aforesaid and in no event shall the Tenant suffer or permit in the Additional Storage Area the storage of any perishable items or items that constitute a danger of explosion, leakage or fire. The Landlord reserves the right to prohibit the storage of any items at its sole discretion. It is understood and agreed that the Additional Storage Area does not form part of the Leased Premises, but the Additional Storage Area and the Tenant's use of the Additional Storage Area are subject to such of the terms, obligations and conditions contained in this Lease as the Landlord considers applicable from time to time, and without limitation, the provisions of this Lease set out in Articles III, VI, VII, VIII, XI, XIII and XIV are applicable to the Additional Storage Area mutatis mutandis.

2. Notwithstanding anything in Paragraph 1 hereof, the Landlord has the right on thirty (30) days' prior written notice to terminate the Tenant's right to the use of the Additional Storage Area if (i) this Lease is terminated, or (ii) the Tenant is in default with respect to the provisions of this Schedule "K".

3. The Tenant shall, throughout the Additional Storage Area Term, pay to the Landlord from and after November 1, 1990, at its head office or at such other place designated by the Landlord, in Canadian funds, without demand and without deduction or set-off whatsoever, for the use of the Additional Storage Area a fee of Sixteen Thousand Five Hundred Dollars ($16,500.00) per annum, payable in equal consecutive monthly instalments of One Thousand Three Hundred and Seventy-Five Dollars ($1,375.00) each in advance on the first day of each calendar month of each Rental Year, based upon an annual rate of Seven Dollars and Fifty Cents ($7.50) per square foot, of the area of the Additional Storage Area. The foregoing fee will be prorated on a daily basis for any fractional month period at the beginning or the end of the Additional Storage Area Term.


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